UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2011

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal	I.R.S. Employer
File Number	Executive Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 21, 2011, DTE Energy Company (“DTE Energy”) entered into an amended and restated five-year unsecured revolving credit agreement by and among DTE Energy, the lenders party thereto, Citibank, N.A. (“Citibank”), as Administrative Agent, and Barclays Capital (“Barclays”), The Bank of Nova Scotia (“Bank of Nova Scotia”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Co-Syndication Agents. DTE Energy’s aggregate availability under the five-year facility is $1,100,000,000. Borrowings under the five-year facility will be available at prevailing short-term interest rates. The five-year facility will also support DTE Energy’s commercial paper borrowings. The five-year facility expires in October 2016 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
On October 21, 2011, Michigan Consolidated Gas Company, a wholly-owned subsidiary of DTE Energy (“MichCon”), entered into an amended and restated five-year unsecured revolving credit agreement by and among MichCon, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays, Citibank and Bank of America, N.A (“Bank of America”), as Co-Syndication Agents. MichCon’s aggregate availability under the five-year facility is $400,000,000. Borrowings under the five-year facility will be available at prevailing short-term interest rates. The five-year facility will also support MichCon’s commercial paper borrowings. The five-year facility expires in October 2016 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
Item 1.02. Termination of a Material Definitive Agreement.
Effective October 21, 2011, DTE Energy terminated the Three-Year Credit Agreement and the Amended and Restated Two-Year Credit Agreement both dated as of August 20, 2010, by and among DTE Energy, the lenders party thereto and Citibank, as Administrative Agent. DTE Energy terminated these credit facilities because they have been replaced with the new DTE Energy five-year credit facility, dated as of October 21, 2011, as discussed under Item 1.01 above.
Effective October 21, 2011, MichCon terminated the Three-Year Credit Agreement and the Amended and Restated Two-Year Credit Agreement both dated as of August 20, 2010, by and among MichCon, the lenders party thereto and JPMorgan, as Administrative Agent. MichCon terminated these credit facilities because they have been replaced with the new MichCon five-year credit facility, dated as of October 21, 2011, as discussed under Item 1.01 above.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As discussed under Item 1.01 above, on October 21, 2011, DTE Energy entered into an amended and restated five-year credit agreement for borrowings up to approximately $1,100,000,000. DTE Energy transferred $104,000,000 in letters of credit outstanding under the terminated facilities and does not have any other borrowings under the facility at this time.

As discussed under Item 1.01 above, on October 21, 2011, MichCon entered into an amended and restated five-year credit agreement for borrowings up to $400,000,000. MichCon does not have any borrowings under the facility at this time.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1
Form of Amended and Restated DTE Energy Five-Year Credit Agreement, dated as of August 20, 2010 and amended and restated as of October 21, 2011, by and among DTE Energy Company, the lenders party thereto, Citibank, N.A., as Administrative Agent, and Barclays Capital, The Bank of Nova Scotia and JPMorgan Chase Bank, N.A., as Co-Syndication Agents.

10.2
Form of Amended and Restated MichCon Five-Year Credit Agreement, dated as of August 20, 2010 and amended and restated as of October 21, 2011, by and among Michigan Consolidated Gas Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Barclays Capital, Citibank, N.A., and Bank of America, N.A., as Co-Syndication Agents.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2011	DTE ENERGY COMPANY (Registrant)

/s/ David R. Murphy David R. Murphy
Assistant Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

10.1
Form of Amended and Restated DTE Energy Five-Year Credit Agreement, dated as of August 20, 2010 and amended and restated as of October 21, 2011, by and among DTE Energy Company, the lenders party thereto, Citibank, N.A., as Administrative Agent, and Barclays Capital, The Bank of Nova Scotia and JPMorgan Chase Bank, N.A., as Co-Syndication Agents.

10.2
Form of Amended and Restated MichCon Five-Year Credit Agreement, dated as of August 20, 2010 and amended and restated as of October 21, 2011, by and among, Michigan Consolidated Gas Company the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Barclays Capital, Citibank, N.A., and Bank of America, N.A., as Co-Syndication Agents.